Exhibit No. 10






                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 25, 2000, relating to the financial statements and financial highlights which appears in the August 31, 2000 Annual Report to Shareholders of PaineWebber Balanced Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Other Information-Auditors" in the Statement of Additional Information.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
New York, New York
December 27, 2000